UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2020

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On April 22, 2020, Oasis Petroleum Inc. (the “Company”) received notification (the “Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s common stock is subject to potential delisting from Nasdaq because for a period of 30 consecutive business days, the bid price of the Company’s common stock has closed below the minimum $1.00 per share requirement for continued listing under The Nasdaq Capital Market Rule 5550(a)(2) (the “Bid Price Rule”).
The Nasdaq Notice indicated that, in accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company would be provided 180 calendar days to regain compliance (the “Compliance Period”). In addition, the Nasdaq Notice stated that due to unprecedented turmoil in the U.S. and world financial markets, Nasdaq has determined to toll the Compliance Period through June 30, 2020 and reinstate the Compliance Period on July 1, 2020. Therefore, the Company’s Compliance Period will run through December 28, 2020. If, at any time before December 28, 2020, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq staff will provide written notification that the Company has achieved compliance with the Bid Price Rule.
If the Company fails to regain compliance with the Bid Price Rule before December 28, 2020, but meets all of the other applicable standards for initial listing on The Nasdaq Capital Market with the exception of the minimum bid price, then the Company may be eligible to have an additional 180 calendar days, or until June 26, 2021, to regain compliance with the Bid Price Rule.
In order to regain compliance with the Bid Price Rule, the Company proposed that its shareholders approve at the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-time reverse stock split (the “Reverse Split Amendment”) of the Company’s common stock at a ratio of 1 share-for-20 shares up to a ratio of 1 share-for-100 shares, which ratio would be selected by the Company’s Board of Directors (the “Board”), and to reduce the total number of authorized shares of common stock and preferred stock by a corresponding proportion.
The Company convened its Annual Meeting today, April 28, 2020, at which the Reverse Split Amendment was approved by the requisite vote, as further described in Item 5.07 below. The Board will announce the ratio at which the reverse stock split will be effected as well as the effective time of the Reverse Split Amendment at a later date.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting, the Company’s shareholders approved the Third Amendment (the “LTIP Amendment”) to the Company’s Amended and Restated 2010 Long Term Incentive Plan (the “Plan”), which provides for an increase in the number of shares of the Company’s common stock available for grant under the Plan by 9,000,000 shares and extends the term of the Plan to April 28, 2030. The LTIP Amendment was made effective as of April 28, 2020. A description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2020 (the “Definitive Proxy Statement”). In addition, the foregoing summary is qualified in its entirety by reference to the full text of the LTIP Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s shareholders were requested to: (1) elect two Class I Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2023 Annual Meeting of Shareholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020; (3) approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Definitive Proxy Statement; (4) approve the LTIP Amendment; and (5) approve the Reverse Split Amendment.
The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Definitive Proxy Statement:
1.Each of the Class I directors that were up for election was elected for a term of three years. Votes regarding the election of these directors were as follows:
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NOMINEE	VOTES FOR	VOTES WITHHELD
John Hagale	203,454,862	37,808,999
Paula Polito	235,003,372	6,260,489

2.PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2020. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
238,280,420	2,508,052	475,389

3.The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
212,821,998	26,790,384	1,651,479

4.The Board proposal seeking approval of the Third Amendment to the Amended and Restated 2010 Long Term Incentive Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
231,884,400	8,235,653	1,143,808

5.The Board proposal seeking approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-time reverse stock split was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
237,465,379	3,132,320	666,162

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Third Amendment to Amended and Restated 2010 Long Term Incentive Plan

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: April 28, 2020	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

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